UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 3, 2008

CHINA SHEN ZHOU MINING & RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	033-03385-LA	87-0430816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

No. 166 Fushi Road Zeyang Tower, Shijingshan District, Beijing, China 100043
(Address of principal executive offices)

86-010-68867292
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Chief Financial Officer and Appointment of New Chief Financial Officer

On June 3, 2008, Mr. Steven Jiao resigned from the position of Chief Financial Officer of China Shen Zhou Mining & Resources, Inc. (the “Company”). Mr. Jiao did not have any disagreements with the Company prior to his resignation.

On June 3, Mr. Hu Ye was appointed Chief Financial Officer (“CFO”) of the Company. From December 2007 to May 2008, Mr. Ye worked as CFO of BOCO Enterprises Ltd. From March 2007 to November 2007, he worked as CFO of EMarket Holding Group Corp. From March 2006 to March 2007, he worked as CFO of BOCO Enterprises Ltd. From December 2003 to March 2006, he worked as CFO of Odysys International Ltd. From January 2002 to September 2003, he worked as a consultant in Securitization Finance Department of the CIT Group, Inc. in Canada. From June 1999 to March 2001, he worked as Assistant Vice President for Finance, Corporate and Institutional Client Group of Merrill Lynch, Inc., in Canada. From April 1994 to June 1999, he worked as a financial analyst of Finance and Tax in Mackenzie Financial Corporation, in Canada. From January 1990 to March 1994, he worked as the Financial Control Administrator of Mackenzie Financial Corporation, in Canada. Mr. Ye obtained his Master of Arts in Economics from University of Toronto, in Canada, and his Bachelor of Science in Electrical Engineering from Huazhong University of Science and Technology, in China. He is also a Certified General Accountant (CGA) in Canada.

Mr. Ye’s employment with the Company has the following materials term, after-tax salary of RMB 600,000.00 (approximately $85,714.00) per year.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits.

(d) Exhibits

99.1	Copy of Press Release of China Shen Zhou Mining & Resources, Inc. dated June 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REGISTRANT: China Shen Zhou Mining & Resources, Inc.

Date: June 3, 2008	By:	/s/ Xiaojing Yu
Xiaojing Yu,
Chief Executive Officer